SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 9, 2008
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


            Nevada                     333-42036              95-4502724
 ---------------------------    ----------------------    --------------------
(State or other jurisdiction)  (Commission File Number)  (IRS Employer I.D. No.)



                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act






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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS


On October 8, 2008, the Board of Directors of the Company unanimously appointed Ms. Yvonne Kao as Corporate Secretary of the Company, replacing Ms. Nancy Chu. Ms. Kao, age 30, joined SOYO Group, Inc. in 2005. From 2005 to 2008, Ms. Kao worked as and executive assistant to Mr. Ming Chok and Ms. Nancy Chu. Ms. Chu remains the Company's Chief Financial Officer.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SOYO GROUP, INC.

October 8, 2008
                                            By:    /s/ MING CHOK
                                                ---------------------------
                                                  Ming Chok, CEO